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                                                                    EXHIBIT 16.1


                                  July 21, 1997




Securities and Exchange Commission
Office of the Chief Accountant
Washington, D.C. 20549


Gentlemen:

         We have read Item 4 of Form 8-K dated July 22, 1997 of Kaye Kotts Associates, Inc. and agree with such statement.

                                         Very truly yours,



                                         Feldman Radin & Co., P.C.
                                         Certified Public Accountants